UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 8, 2020

Lonestar Resources US Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37670	81-0874035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
111 Boland Street, Suite 301
Fort Worth, Texas 76107
(Address of principal executive office) (Zip Code)
(817) 921-1889
(Registrants’ telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

Effective as of May 8, 2020, Lonestar Resources America, Inc. (“LRAI”), a subsidiary of Lonestar Resources US Inc. (the “Company”), entered into the Twelfth Amendment to Credit Agreement (the “Amendment”), among itself, the subsidiary guarantors party thereto, the several banks and other financial institutions party thereto and Citibank, N.A., in its capacity as administrative agent for the lenders (the “Administrative Agent”) to that certain Credit Agreement dated as of July 28, 2015 (as amended by the Amendment and as otherwise amended or modified from time to time prior to the Amendment, the “Credit Agreement”), by and among LRAI, the several banks and other financial institutions party thereto from time to time and the Administrative Agent to (a) allow the Company to accept proceeds of up to $2.2 million from an unsecured loan applied for under the Coronavirus Aid, Relief and Economic Security Act (the "CARES Act") and (b) amend certain other provisions of the Credit Agreement as more specifically set forth in the Amendment.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated into this Item 2.03 by reference.

Item 8.01 Other Events

On March 4, 2020, the U.S. Securities and Exchange Commission (the “SEC”) issued an order (Release No. 34-88465) under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder. On March 25, 2020, the order was modified and superseded by a new SEC order (Release No. 34-88465) that provides conditional relief to public companies with respect to their filing requirements as a result of the 2019 coronavirus disease (“COVID-19”) outbreak (the “Order”). Lonestar Resources US Inc. (the “Company”) will be relying on the Order to delay the filing of its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 (the “Report”) due to circumstances related to COVID-19.

The impact of COVID-19 on the Company and its employees, including disruptions in staffing, communications and access to personnel due to stay-at-home orders issued by the Governor of Texas the week of March 30, 2020, have resulted in delays, limited support and insufficient review. This has, in turn, delayed the Company’s ability to complete its financial reporting process and prepare the Report.

Notwithstanding the foregoing, the Company expects to file the Report the week of June 22, 2020 but, in any event, no later than June 29, 2020 (which is 45 days from the Report’s original filing deadline of May 15, 2020).

The Company will supplement the risk factor included in its Annual Report on Form 10-K by including the below risk factor in the Report:

The current outbreak of COVID-19 has adversely impacted our business, financial condition, liquidity and results of operations and is likely to have a continuing adverse impact for a significant period of time.

The COVID-19 pandemic has caused a rapid and precipitous drop in demand for oil, which in turn has caused oil prices to plummet since the first week of March 2020, negatively affecting the Company’s cash flow, liquidity and financial position. These events have worsened an already deteriorated oil market that resulted from the early-March 2020 failure by the group of oil producing nations known as OPEC+ to reach an agreement over proposed oil production cuts. Moreover, the uncertainty about the duration of the COVID-19 pandemic has caused storage constraints in the United States resulting from over-supply of produced oil, which is expected to significantly decrease our realized oil prices in the second quarter of 2020 and potentially beyond. Oil prices are expected to continue to be volatile as a result of these events and the ongoing COVID-19 outbreak, and as changes in oil inventories, oil demand and economic performance are reported. We cannot predict when oil prices will improve and stabilize.

The current pandemic and uncertainty about its length and depth in future periods has caused the realized oil prices we have received since February 2020 to be significantly reduced, adversely affecting our operating cash flow and liquidity. Although we have reduced our 2020 capital expenditures budget, our lower levels of cash flow may require us to shut-in production that has become uneconomic.

The COVID-19 pandemic is rapidly evolving, and the ultimate impact of this pandemic is highly uncertain and subject to change. The extent of the impact of the COVID-19 pandemic on our operational and financial performance will depend on future developments, including the duration and spread of the pandemic, its severity, the actions to contain the disease or mitigate its impact, related restrictions on travel, and the duration, timing and severity of the impact on domestic and global oil demand. The COVID-19 pandemic may also intensify the risks described in the other risk factors disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties including statements regarding the expected filing date of the Quarterly Report and the impact of the COVID-19 pandemic, and other risks and uncertainties detailed in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K. These risks and uncertainties are incorporated by this reference as though fully set forth herein. These statements are based on engineering, geological, financial and operating assumptions that management believes are reasonable based on currently available information; however, management’s assumptions and the Company’s future performance are both subject to a wide range of business risks, and there is no assurance that these goals and projections can or will be met. Actual results may vary materially. In addition, any forward-looking statements represent the Company’s estimates only as of today and should not be relied upon as representing its estimates as of any future date. The Company assumes no obligation to update its forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Twelfth Amendment to Credit Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lonestar Resources US Inc.

Date: May 11, 2020	By:	/s/ Frank D. Bracken, III
Frank D. Bracken, III
Chief Executive Officer

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